UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

West Bay BDC LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01758	99-1657525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On January 30, 2026, West Bay BDC LLC (the “Company”) entered into a first amendment (the “Amendment”) to its revolving credit facility, dated as of September 25, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, including by the Amendment, the “SCB Revolving Credit Facility”) by and among the Company, as borrower, and Standard Chartered Bank Ltd., as administrative agent, lead arranger, sole bookrunner, letter of credit issuer and lender. The Amendment, among other things, (i) increases the Maximum Commitment amount to $400,000,000, (ii) extends the Stated Maturity Date from September 25, 2026 to September 24, 2027 and (iii) decreases the Applicable Margin (a) with respect to Term SOFR Loans, Alternative Currency Term Rate Loans, Daily CORRA Loans, Daily SONIA Loans and Letters of Credit, to 1.85% per annum, and (b) with respect to Base Rate Loans, to 0.85% per annum. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the SCB Revolving Credit Facility.

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	First Amendment to Revolving Credit Agreement, dated as of January 30, 2026, by and among the Company and Standard Chartered Bank Ltd., as administrative agent, lead arranger, sole bookrunner, letter of credit issuer and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits, schedules, and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibits, schedules, and annexes to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bay BDC LLC
(Registrant)

Date: February 3, 2026	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer